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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2008

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-6404                      44-0651207
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(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

         On July 3, 2008, Gateway Processing Company, a subsidiary of Gateway Energy Corporation (the "Company") entered into a Member Interest Purchase Agreement with Allen Drilling Acquisition Company ("ADAC"), effective as of July 1, 2008, regarding the purchase of ADAC's one-third interest in Gateway-ADAC Pipeline, LLC ("Gateway-ADAC") for $539,167 and 100,000 shares of Company common stock. Gateway-ADAC owns the Company's Madisonville pipeline, connecting the Madisonville gas treatment plant to two major pipelines.

         The foregoing description of the Member Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Member Interest Purchase Agreement. A form of the Member Interest Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

         On July 7, 2008, the Company announced the purchase of ADAC's one-third interest in Gateway-ADAC. A copy of the press release is furnished as Exhibit
99.1 hereto.

         The information set forth in Item 7.01 and in the attached Exhibit 99.1 is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

10.1 Member Interest Purchase Agreement, dated as of July 1, 2008, by and between Gateway Processing Company and Allen Drilling Acquisition Company.

99.1                Press release dated July 7, 2008.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Gateway Energy Corporation


                                          By:  /s/  Robert Panico
                                             --------------------------------
                                                    Robert Panico President
                                                    and Chief Executive Officer

Date:  July 3, 2008

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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

10.1 Member Interest Purchase Agreement, dated as of July 1, 2008, by and between Gateway Processing Company and Allen Drilling Acquisition Company.

99.1                Press release dated July 7, 2008.